SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2014

NUMEREX CORP
(Exact Name of Issuer as Specified in Charter)

Pennsylvania	0-22920	11-2948749
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

3330 Cumberland Boulevard
Suite 700
Atlanta, Georgia  30339
 (Address of principal executive offices)

(770) 693-5950
(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-looking Statements

This report may contain forward-looking statements that involve numerous risks and uncertainties. The statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected benefits and closing of the proposed transaction and the Company’s expectations, beliefs and intentions. All forward-looking statements included in this report are based on information available to the Company on the date hereof. In some cases you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “targets,” “goals,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the Company’s results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the Company’s control. These factors include the risks and uncertainties related to the Company’s ability to successfully integrate the operations, products and employees of the Company and Omnilink; the effect of the potential disruption of management’s attention from ongoing business operations due to the merger; the effect of the announcement of the merger on the Company’s and Omnilink’s relationships with their respective customers, vendors and lenders and on their respective operating results and businesses generally, changes in laws or regulations, changes in the financial or credit markets or economic conditions generally and other risks as are mentioned in reports filed by the Company with the SEC from time to time. The Company does not undertake any obligation to publicly release any revision to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events. Caution should be taken that these factors could cause the actual results to differ from those stated or implied in this report and other Company communications.

Item 1.01.                      Entry into a Material Definitive Agreement.

On May 5, 2014, Numerex Corp. (the “Company”) and certain of its subsidiaries entered into a Second Amended and Restated Loan and Security Agreement (the “Loan Agreement”) with Silicon Valley Bank (the “Bank”) in order to, among other things, establish a term loan (the “Term Loan”) of $25.0 million and a revolving line of credit (the “Revolving Loan”, and together with the Term Loan, the “Credit Facility”) of up to $5.0 million, and amend and restate the loan and security agreement currently in place with the Bank.

The Company used the proceeds of the Term Loan to consummate the transactions contemplated by the Agreement and Plan of Merger, dated as of April 28, 2014 (the “Merger Agreement”), by and among the Company, Omnilink Systems, Inc., (“Omnilink”), Numerex Merger Corporation (“Merger Sub”), and Fortis Advisors LLC, (“Sellers’ Representative”), solely in its capacity as the Sellers’ Representative, and may use the proceeds of the Revolving Loan for working capital and general business requirements.

Under the Loan Agreement, the maturity date of the Credit Facility is May 5, 2019. The interest rate applicable to amounts drawn from the Credit Facility is, at the Company’s option, equal to either (i) the Prime Rate plus the Prime Rate Margin (as such terms are defined in the Loan Agreement) or (ii) the LIBOR Rate plus the LIBOR Rate Margin (as defined in the Loan Agreement). The Credit Facility includes a quarterly fee of the average daily unused portion of the Revolving Loan with respect to the applicable quarter based upon the Company’s Leverage Ratio (as such term is defined in the Loan Agreement) for the subject quarter, up to 0.35% per annum.

The Credit Facility is secured by the Company’s personal property, including its intellectual property.

The Loan Agreement includes customary representations and warranties regarding the Company, and affirmative covenants, including financial covenants that require that the Company to maintain: (i) consolidated unrestricted cash and cash equivalents with the Bank plus the available amounts under the Credit Facility of at least $5.0 million; (ii) a Leverage Ratio, commencing with the calendar quarter ending June 30, 2014, and as of the last day of each calendar quarter thereafter, through and including the calendar quarter ending March 31, 2015, of not more than 3.0:1.0 (with step-downs thereafter), and (iii) a fixed charge coverage ratio, defined as a ratio of Adjusted EBITDA (as such term is defined in the Loan Agreement) less unfunded capital expenditures, capitalized software development costs, and cash taxes to the sum of interest expenses plus scheduled payments of principal and interest on all indebtedness, including capital leases for the consecutive four quarters, of at least for each calendar quarter through and including the calendar quarter ending March 31, 2015, 1.10 to 1.0, and a step-up thereafter.

Additionally, the Loan Agreement includes certain negative covenants, subject to customary exceptions and limitations, restricting or limiting the ability of the Company and its subsidiaries without the prior written consent of the Bank, to, among other things: convey, sell, lease, transfer or otherwise dispose of assets; change its business; experience a change in control; merge or consolidate with any other entity; incur additional indebtedness; create liens on the Company’s property that is used as collateral for the credit facility; make certain investments and acquisitions; pay dividends, distributions or make other specified restricted payments or repurchases; enter into certain transactions with affiliates; and make any payments on subordinated debt.

The Loan Agreement contains usual and customary events of default, subject to certain threshold amounts and grace periods. If an event of default occurs and is continuing, the Company may be required to immediately repay the obligations under the Credit Facility prior to its stated maturity date and the Bank may be able to foreclose on any collateral provided by the Company.

The foregoing summary of the Loan Agreement is not complete and is qualified in its entirety by reference to the Loan Agreement, which is attached hereto as Exhibit 10.1.

Item 2.01.                      Completion of Acquisition of Disposition of Assets.

On May 5, 2014, in accordance with the terms and conditions of the Merger Agreement.  MergerSub was merged with and into Omnilink, with Omnilink surviving the Merger as a wholly owned subsidiary of the Company.  The Merger became effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware with an effective date of May 5, 2014.

In connection with the consummation of the Merger, the purchase price paid by the Company was equal to $37.5 million in cash (subject to the adjustments set forth in the Merger Agreement).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 10.1 to Company’s Current Report on Form 8-K filed on May 2, 2014 and is incorporated herein by reference.

A press release dated May 6, 2014 announcing the completion of the Merger is attached hereto as Exhibit 99.1.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Financial statements of the business acquired will be filed by amendment to this Current Report on Form 8-K (this “Report”) no later than July 21, 2014.

(b) Pro Forma Financial Information.

Pro forma financial information will be filed by amendment to this Report no later than July 21, 2014.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.
Exhibit No.	Description

2.01	Agreement and Plan of Merger dated April 28, 2014 (incorporated by reference from Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on May 2, 2014).
10.1	Second Amended and Restated Loan and Security Agreement with Silicon Valley Bank dated May 5, 2014.
99.1	Press release dated May 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUMEREX CORP

Date: May 9, 2014	/s/ Richard A. Flynt
Richard A. Flynt
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.01	Agreement and Plan of Merger dated April 28, 2014 (incorporated by reference from Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on May 2, 2014).
10.1	Second Amended and Restated Loan and Security Agreement with Silicon Valley Bank dated May 5, 2014).

99.1	Press release dated May 6, 2014.